================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               SERVOTRONICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           [SERVOTRONICS, INC. LOGO]

Dr. Nicholas D. Trbovich
  Chairman & President

                                  June 3, 1998

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders will take place on June 30, 1998 at 2:30 p.m. at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of the Company's business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns, at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                            Sincerely,

                                        /s/ Dr. Nicholas D. Trbovich
                                            DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                   NOTICE OF
                       1998 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 1998 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, on Tuesday, June 30, 1998 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To consider and act upon a management proposal to amend the Company's Certificate of Incorporation to limit the personal liability of the directors of the Company for breaches of certain fiduciary duties as provided for by Section 102(b)(7) of the Delaware General Corporation Law (see Proposal 2, pages 6-8 of the Proxy Statement).

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 22, 1998 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                        /s/ Dr. Nicolas D. Trbovich
                                            DR. NICHOLAS D. TRBOVICH
                                            Chairman of the Board,
                                            President and Chief Executive
                                            Officer

Dated: June 3, 1998

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                    June 3, 1998

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 1998

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on June 30, 1998 at 2:30 p.m., Buffalo time, at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 3, 1998.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or telegraph, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004, to assist in the solicitation of proxies and will pay such firm a fee of approximately $3,000 plus expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 22, 1998. On such date there were outstanding 2,368,071 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 6, 1998, more than five percent of the outstanding Common Stock, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

           NAME AND ADDRESS OF                AMOUNT AND NATURE OF            PERCENT OF
             BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP             CLASS(1)
           -------------------                --------------------            ----------
Servotronics, Inc. Employee                         906,905(2)                   38.3%
Stock Ownership Trust
1110 Maple Street
P.O. Box 300
Elma, New York 14059
Dr. Nicholas D. Trbovich                            297,243(3)                   12.4%
1110 Maple Street
P.O. Box 300
Elma, New York 14059
Harvey Houtkin                                      268,500(4)                   11.3%
78 Lafayette Avenue
Suffern, New York 10901

---------------

(1) Percent of class is based upon 2,368,071 shares outstanding as of May 6, 1998 plus, in the case of Dr. Trbovich, the shares subject to his stock option.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership
    Trust -- Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C.
    Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 6, 1998, approximately 279,779 shares have been allocated to the accounts of participants and approximately 627,126 shares (26.5% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 40,476 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 37,778 shares; (iii) approximately 39,198 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and (iv) approximately 3,923 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13D, as last amended on July 17, 1997, filed by Mr. Houtkin with the Securities and Exchange Commission. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 203,144 shares and shared voting and investment power with respect to 65,356 shares owned by Wanshef, Inc., which is controlled by Mr. Houtkin.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 6, 1998, information as to the beneficial ownership of shares of Common Stock held by each nominee for director and by all directors and officers as a group

(each individual listed in the following table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person, except as otherwise indicated):

                 NAME OF                      AMOUNT AND NATURE OF            PERCENT OF
             BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP             CLASS(1)
             ----------------                 --------------------            ----------
Dr. Nicholas D. Trbovich                             297,243(2)                  12.4%
Nicholas D. Trbovich, Jr.                             32,151(3)                   1.4
Donald W. Hedges                                      13,906(4)                   0.6
Dr. William H. Duerig                                 12,593(5)                   0.5
All directors and executive officers as a          1,012,863.526(6)(7)           41.3
  group

---------------

(1) Percent of class is based upon 2,368,071 shares outstanding as of May 6, 1998 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes 18,387 shares which Mr. Trbovich has the right to acquire under stock options and approximately 13,763 shares allocated to Mr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich serves as one of three trustees. See note (6) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 12,593 shares which Mr. Hedges has the right to acquire under a stock option. Mr. Hedges has sole voting and investment power with respect to 838 shares and shared voting and investment power with respect to 475 shares.

(5) This amount represents shares which Dr. Duerig acquired under a stock option.

(6) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note
    (2) thereto.

(7) See notes (2) through (5) above.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     The directors recommend a vote FOR the four nominees listed below. Unless instructed otherwise, proxies will be voted FOR these nominees. Each nominee is currently serving as a director of the Company and was elected at the Company's 1997 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                                                POSITION WITH THE COMPANY
                                                                 AND PRINCIPAL OCCUPATION
                                                                 AND BUSINESS EXPERIENCE
                 NAME                       AGE                    FOR PAST FIVE YEARS
                 ----                       ---                 -------------------------
Dr. William H. Duerig                       76       Director of the Company since 1990; Physicist
                                                     and Senior Program Manager for Kearfott Guidance
                                                     & Navigation Corporation for more than five
                                                     years prior to retirement in 1993.
Donald W. Hedges                            77       Director of the Company since 1967;
                                                     self-employed attorney since 1988.
Nicholas D. Trbovich, Jr.                   38       Director of the Company since 1990; Vice
                                                     President of the Company since 1990; Director of
                                                     Corporate Development of the Company from 1987
                                                     to 1990.
Dr. Nicholas D. Trbovich                    62       Chairman of the Board of Directors, President
                                                     and Chief Executive Officer of the Company since
                                                     1959.

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Messrs. Duerig and Hedges. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operation controls and safeguards.

     Other than the functions performed by the Audit Committee, all functions of individual committees are performed by the Board of Directors. During the fiscal year ended December 31, 1997, the Audit Committee met once and the full Board of Directors met on six occasions. No director attended less than 100% of the meetings held.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                                POSITION WITH THE COMPANY
                                                                 AND PRINCIPAL OCCUPATION
                                                                 AND BUSINESS EXPERIENCE
                 NAME                       AGE                    FOR PAST FIVE YEARS
                 ----                       ---                 -------------------------
Dr. Nicholas D. Trbovich                    62       See table under "Election of Directors."
Nicholas D. Trbovich, Jr.                   38       See table under "Election of Directors."
Raymond C. Zielinski                        53       Vice President since 1990.
Lee D. Burns                                56       Treasurer and Secretary since 1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     Directors' Fees. Under the Company's standard compensation arrangements with directors who are not employees, they are paid a yearly director's fee of $9,000 plus a per meeting fee of $400 and their actual expenses for attendance at Board Meetings. Directors who are also employees do not receive the director's and/or meeting fees.

     Compensation Table. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years.

                                          ANNUAL COMPENSATION
                              -------------------------------------------
          NAME AND                                         OTHER ANNUAL        ALL OTHER
     PRINCIPAL POSITION       YEAR    SALARY     BONUS    COMPENSATION(1)   COMPENSATION(2)
     ------------------       ----    ------     -----    ---------------   ---------------
Dr. Nicholas D. Trbovich      1997   $290,529   $45,000       $28,027           $34,380
  President and CEO           1996    258,872    20,000        26,458            17,612
                              1995    257,368    20,000        27,118            13,204

---------------

(1) Includes $26,145, $24,660 and $24,661 in 1997, 1996 and 1995, respectively, for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company over several years and prior to the year payment was received.

(2) All Other Compensation for 1997 includes (i) an allocation of 1,950.426 shares of Common Stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 1997(the date of the allocation) at the closing price on the American Stock Exchange on that date of $11-1/4 per share and (ii) $3,861 for life insurance, but excludes (iii) based on actuarially determined formulas designed to achieve, among other things, benefit parity, $165,000 which the Company accrued in 1996, but did not pay, for a pension-related deferred compensation program for the benefit of Dr. Trbovich.

     The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. Discretionary payments authorized for 1998 will be included in the compensation table for 1997 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

     Employment Agreement. Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $285,000 per annum or such greater amount as the Company's Board of Directors may determine. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company,
(ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of 2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2003), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to unexercised stock options held by Dr. Trbovich at December 31, 1997, all of which are presently exercisable.

   NUMBER OF SHARES               VALUE OF UNEXERCISED
UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
 OPTIONS AT 12/31/97                 AT 12/31/97(1)
----------------------            --------------------
        37,778                          $250,072

---------------

(1) Determined by subtracting the exercise price (approximately $2.63 per share) from the closing price for shares of Common Stock reported by the American Stock Exchange on December 31, 1997, which was $9 1/4 per share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 1997, certain of Dr. Trbovich's sons were employed by the Company and received, in the aggregate, $137,365 in compensation from the Company.

     Dr. Trbovich is the owner of certain patents and co-owner with the Company of certain other patents which have been used by the Company on a royalty-free and exclusive basis with Dr. Trbovich's consent.

                                   PROPOSAL 2

 AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO LIMIT THE PERSONAL
  LIABILITY OF THE DIRECTORS OF THE COMPANY FOR BREACHES OF CERTAIN FIDUCIARY DUTIES AS PROVIDED FOR BY SECTION 102(b)(7) OF THE DELAWARE GENERAL CORPORATION
                                      LAW

     Section 102(b)(7) of the Delaware General Corporation Law ("Section 102(b)(7)") permits a Delaware corporation to include in its certificate of incorporation a provision limiting or eliminating a director's personal liability for monetary damages for breach of fiduciary duty as a director, subject to certain limitations as discussed below in detail.

     The Company's Board of Directors has determined that it is in the Company's best interests to amend the Company's Certificate of Incorporation in order to obtain the benefit of Section 102(b)(7) (the "Amendment"). For reasons more fully described below, the Board of Directors has concluded that the Amendment is fair and equitable to the Company and its shareholders and will enhance the Company's ability to attract and retain qualified persons as directors. The Board of Directors has approved the Amendment and has directed that it be submitted to the Company's shareholders for adoption, as required by the Act. The "Reasons for and Effects of the Amendment" appears on the following page of this Proxy Statement.

     The affirmative vote of a majority of the Company's outstanding shares entitled to vote will be required for adoption of the Amendment. The text of the Amendment is attached hereto as Exhibit A. If approved by the shareholders, the Amendment will be filed with the Delaware Secretary of State.

THE AMENDMENT

     Section 102(b)(7) provides that a corporation's certificate of incorporation may contain a provision "eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director," subject to certain enumerated exceptions. Section 102(b)(7) does not protect a director of a corporation from personal liability for monetary damages: (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law, which imposes liability upon a director voting for an unlawful dividend, stock purchase or stock redemption; or (4) for any transaction from which the director derived an improper personal benefit. The adoption of the Amendment will not limit the liability of any of the Company's directors for any acts or omissions occurring prior to the date when the Amendment becomes effective. To the knowledge of the Company, there are no suits or claims pending or threatened against the Company or its directors alleging breach of any fiduciary duty.

     The Amendment is intended to absolve the directors of the Company from any personal liability to the Company or its shareholders because of a breach of the director's fiduciary duty of care, except in the instances listed in the immediately preceding paragraph. However, there may be certain liabilities, such as those under the federal securities laws, for which a court having jurisdiction of the matter may hold that, as a matter of public policy, the Amendment does not absolve a director of personal liability to the Company or its shareholders.

     The Amendment further provides that if the Delaware General Corporation Law is amended in the future to eliminate further or limit the liability of a director, such subsequent amendment shall also apply. Any repeal or modification of these provisions of the Amendment by the shareholders of the Company may not adversely effect any right of, or protection afforded to, a director of the Company existing at the time of the repeal or modification.

REASONS FOR AND EFFECTS OF THE AMENDMENT

     Directors of publicly-held corporations increasingly face a risk of legal liability for their actions relating to the corporation. Coupled with a corresponding increase in the cost of directors' and officers' liability insurance and a rise in the amount of information to be considered, directors must weigh the risk of personal liability against the privilege of serving as a director. Since the enactment of Section 102(b)(7) in 1986, many Delaware corporations have included in their certificates of incorporation provisions adopting Section 102(b)(7). The Company, by not adopting the protection afforded by Section 102(b)(7), could face difficulties in attracting and retaining qualified individuals to serve on its Board of Directors.

     The Board of Directors believes that the Amendment gives balanced and appropriate protection to directors. Shareholder litigation against directors seeking monetary damages discourages some qualified persons from accepting directorships and tends to make directors more cautious and less entrepreneurial in exercising their duties. The purpose of the Amendment is to eliminate the threat of monetary claims for violation of the duty of care. By this amendment, the Board seeks to encourage directors to make decisions for the benefit of the Corporation without excessive caution based upon fear of personal liability.

     The Board of Directors also believes that the Amendment will reduce the costs and risks of unwarranted shareholder litigation because monetary damages would not be available to plaintiffs and their attorneys. Nonetheless, shareholders will not be without recourse. Monetary damages will be available against any director who breaches his duty of loyalty to the Company and its shareholders, who does not act in good faith, who engages in intentional misconduct or a knowing violation of the law, who votes for an unlawful dividend, stock purchase or stock redemption, or who gains improper personal advantage. Further, the Amendment will not diminish the availability of equitable remedies, such as injunction or rescission.

     The limitation of personal liability of directors provided for in the Amendment may have certain disadvantages for shareholders of the Company. If the Amendment is adopted by the shareholders, directors of the Company will no longer be liable for monetary damages for a breach of their fiduciary duty of care involving negligence or gross negligence. This limitation on the liability of directors will leave the Company and its shareholders without remedy for monetary damages caused by a director's breach of his fiduciary duty of care. The unavailability of monetary damages is likely to decrease incentives for shareholders to commence shareholder litigation against directors who, in the opinion of such shareholders, have breached their duty.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes that the Amendment is important to the Company's ability to attract and retain qualified individuals to serve as directors and that the Amendment, therefore, is advisable and fair to the Company and in the best interests of the Company and its shareholders. Accordingly, the Board unanimously recommends a vote FOR approval of the Amendment.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse, LLP which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of Price Waterhouse is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock present for purposes of determining the presence of a quorum, but will not be treated as shares of Common Stock having voted at the Meeting as to any proposal as to which the broker does not vote.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than January 28, 1999 in order to be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting.

                                 OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors and the proposed Amendment will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                            By Order of the Directors

                                        /s/ Dr. Nicholas D. Trbovich
                                            DR. NICHOLAS D. TRBOVICH
                                            Chairman of the Board, President
                                            and Chief Executive Officer

Elma, New York

                                   EXHIBIT A

"TWELFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended Delaware General Corporation Law.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification."

SERVOTRONICS, INC.
1110 Maple Street
P.O. Box 300

Elma, New York 14059

                                                            PROXY

                                                  THIS PROXY IS SOLICITED ON

                                               BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich, and each or any of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, June 30, 1998, at Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

[ ] FOR all nominees listed below
   (except as otherwise marked to the contrary below)
[ ] WITHHOLD AUTHORITY to vote for all
   nominees listed below

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
                A LINE THROUGH HIS NAME IN THE LIST BELOW:

     Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr.
                             Nicholas D. Trbovich.

2. Amendment of Certificate of Incorporation to limit the personal liability of the directors of the Company for breaches of certain fiduciary duties as provided for by Section 102(b)(7) of the Delaware General Corporation Law (See Proposal 2, pages 6-8 of the Proxy Statement)

[ ] FOR Amendment of the Company's
   Certificate of Incorporation
[ ] AGAINST Amendment of the Company's
   Certificate of Incorporation

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                (Continued and to be signed on the reverse side)

                          (Continued from other side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES AND FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

    Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                                   Dated , 1998

                                                             Signature

                                                             Signature

Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should indicate their title.
                                   Proxy Card